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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): October 15, 1999

                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)

          Delaware                      333-16233               93-1225376
------------------------------    ---------------------    -------------------
State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation or organization                              Identification No.)

          c/o Bay View Bank
          1840 Gateway Drive
         San Mateo, California                                     94404
----------------------------------------                      ---------------
 Address of principal executive offices                           Zip Code

      Registrant's telephone number, including area code:  (650) 573-7310


      2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1  Monthly Servicer's Report dated September 30, 1999

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                   BAY VIEW 1997 RA-1 AUTO TRUST
                              BY:  BAY VIEW SECURITIZATION CORPORATION
                                   ORIGINATOR OF TRUST


Dated:  October 22, 1999           By:  /s/ David A. Heaberlin
                                        --------------------------------------
                                        David A. Heaberlin
                                        Treasurer and Chief Financial Officer

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